F U N D   P R O F I L E
FIDELITY GROWTH &
INCOME PORTFOLIO
Growth & Income is a stock fund whose goal is to seek high total return through a combination of current income and capital appreciation.
OCTOBER 1, 1995

(registered trademark)
The Fund Profile contains key information about the fund.
More details appear in the fund's accompanying Prospectus.
FIDELITY GROWTH & INCOME PORTFOLIO
ESSENTIAL QUESTIONS EVERY INVESTOR SHOULD ASK
1. WHAT IS THE FUND'S GOAL?
Fidelity Growth & Income Portfolio is a stock fund whose goal is to seek high total investment return.
2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund invests mainly in domestic and foreign stocks of companies that pay current dividends and offer potential growth of earnings. The fund may also invest in other types of equity securities and debt securities.
3. WHAT ARE THE SIGNIFICANT RISKS?
The performance of the fund depends on the value of its holdings. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Bond values fluctuate based on changes in interest rates, and in the credit quality of the issuer. Lower-rated bonds may be particularly sensitive to these factors. Investments in foreign securities involve risks that are in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
4. IS THE FUND APPROPRIATE FOR ME?
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments. The fund is not by itself a balanced investment plan.
5. WHAT ARE THE FUND'S EXPENSES?
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund.
Maximum sales charge on purchases (as a % of offering    None
price)

Maximum sales charge on reinvested distributions         None

Deferred sales charge on redemptions                     None

Exchange fee                                             None

Annual account maintenance fee (for accounts under       $12.0
$2,500)                                                  0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are projections based on historical expenses, and are calculated as a percentage of average net assets.
Management fee          .52%

12b-1 fee               None

Other expenses          .25%

TOTAL FUND OPERATING    .77%
EXPENSES

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year   After 3 years   After 5 years   After 10
                                               years

$8             $25             $43             $95

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
6. HOW HAS THE FUND PERFORMED?

Calendar Years    1986     1987    1988     1989     1990     1991     1992     1993     1994

                  34.91%   5.77%   22.98%   29.60%   -6.80%   41.84%   11.54%   19.53%   2.27%



Row: 1, Col: 1, Value: 34.91
Row: 2, Col: 1, Value: 5.77
Row: 3, Col: 1, Value: 22.98
Row: 4, Col: 1, Value: 29.6
Row: 5, Col: 1, Value: -6.8
Row: 6, Col: 1, Value: 41.84
Row: 7, Col: 1, Value: 11.54
Row: 8, Col: 1, Value: 19.53
Row: 9, Col: 1, Value: 2.27
Annual Total
Returns

Percentage (%)
Average Annual total return   Past 1    Past 5    Life of Fund
                              year      years

For the fiscal periods        24.54%    21.05%    18.31%
ended September 30, 1995

Total returns are based on past results and are not an indication of future performance. The fund commenced operations on December 30, 1985.
Prior to October 20, 1995, the fund imposed a 3% sales charge. Effective October 20, 1995, this 3% sales charge was eliminated.
7. WHO IS THE FUND'S INVESTMENT MANAGER?
Fidelity Management & Research Company (FMR) is the fund's investment manager.
8. HOW DO I BUY SHARES?
Complete the enclosed application or call 1-800-544-7777 to open your account by exchange or bank wire. The minimum initial investment is $2,500. The minimum additional investment is $250.
9. HOW DO I SELL SHARES?
You may redeem all or a portion of your shares on any business day by written request, telephone or wire transfer.
10. HOW ARE DISTRIBUTIONS MADE?
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are distributed in September and December. Distributions are reinvested automatically in additional shares unless you elect another option.
11. WHAT SERVICES ARE AVAILABLE?
Fidelity provides a wide variety of services including 24-hour telephone service providing information and assistance, periodic statements and reports, regular investment plans, and free exchanges among Fidelity funds. Fidelity reserves the right to modify or withdraw the exchange privilege.

82 Devonshire Street, Boston, Massachusetts 02109
GAI-prpro-1095